                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

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                             SUBSCRIPTION AGREEMENT

                                      among

                           ARDENT HEALTH SERVICES LLC,

                    WELSH, CARSON, ANDERSON & STOWE IX, L.P.,

                    FFC PARTNERS II, L.P. and related entities

                                       and

             THE SEVERAL OTHER PURCHASERS LISTED ON ANNEX I HERETO

                          Dated as of December 11, 2002

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

                                TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
ARTICLE I      PURCHASE AND SALE OF NEW COMMON UNITS.................................     1
    SECTION 1.01     The Right to Purchase New Common Units..........................     1
    SECTION 1.02     Issuance and Sale of New Common Units...........................     3
    SECTION 1.03     Closing Dates...................................................     3
ARTICLE II     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................     3
    SECTION 2.01     Formation and Qualifications....................................     3
    SECTION 2.02     Authorization of Agreements and Transactions....................     4
    SECTION 2.03     Validity........................................................     4
    SECTION 2.04     Membership Interests............................................     5
    SECTION 2.05     Financial Statements............................................     5
    SECTION 2.06     Absence of Undisclosed Liabilities..............................     5
    SECTION 2.07     Absence of Certain Changes or Events............................     6
    SECTION 2.08     Governmental Approvals..........................................     6
    SECTION 2.09     Offering of the New Common Units................................     7
    SECTION 2.10     Litigation and Proceedings; Orders..............................     7
    SECTION 2.11     Compliance With Contracts.......................................     7
    SECTION 2.12     Compliance with Laws; Permits...................................     7
    SECTION 2.13     Taxes...........................................................     8
    SECTION 2.14     Brokers' or Finders' Fees.......................................     8
ARTICLE III    REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS......................     8
    SECTION 3.01     Authorization...................................................     9
    SECTION 3.02     Validity........................................................     9
    SECTION 3.03     Investment Representations......................................     9
    SECTION 3.04     Governmental Approvals..........................................     9
ARTICLE IV     CONDITIONS PRECEDENT..................................................    10
    SECTION 4.01     Conditions Precedent to the Obligations of the Purchasers
                     with Respect to Each Closing....................................    10
    SECTION 4.02     Conditions to the Obligations of the Company with Respect
                     to Each Closing.................................................    11
ARTICLE V      COVENANTS.............................................................    12
    SECTION 5.01     Consents and Approvals..........................................    12

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                                Table of Contents
                                 (continuation)

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
    SECTION 5.02     Compliance with Laws............................................    12
    SECTION 5.03     Notice of Certain Events........................................    12
    SECTION 5.04     Use of Proceeds.................................................    13
ARTICLE VI     MISCELLANEOUS.........................................................    13
    SECTION 6.01     Expenses, Etc...................................................    13
    SECTION 6.02     Survival of Agreements..........................................    13
    SECTION 6.03     Parties in Interest.............................................    13
    SECTION 6.04     Notices.........................................................    13
    SECTION 6.05     Entire Agreement; Modifications.................................    14
    SECTION 6.06     Counterparts....................................................    14
    SECTION 6.07     Assignment......................................................    14
    SECTION 6.08     Governing Law...................................................    14

                         INDEX TO ANNEXES AND SCHEDULES

Annex I              Description
-------              -----------
I                    Purchasers, Maximum New Common Units

II                   Form of Opinion of Reboul, MacMurray, Hewitt & Maynard

Schedule             Description
--------             -----------
2.01                 Company Ownership of Stock or Other Interests
2.04                 Membership Interests
2.05                 Balance Sheet
2.06                 Liabilities
2.07                 Changes or Events
2.10                 Litigation
2.11                 Contracts
2.13                 Taxes

                             INDEX TO DEFINED TERMS

            THIS INDEX IS INCLUDED FOR CONVENIENCE ONLY AND DOES NOT CONSTITUTE A PART OF THIS AGREEMENT

                                     Term                                              Section
                                     ----                                              -------
BA..............................................................................           Preamble
BA Subscription Agreement.......................................................           Recitals
Balance Sheet...................................................................       Section 2.05
Balance Sheet Date..............................................................       Section 2.05
Business........................................................................           Recitals
Change of Control...............................................................       Section 1.01
Closing.........................................................................       Section 1.03
Closing Date....................................................................       Section 1.03
Code............................................................................    Section 2.14(a)
Common Units....................................................................           Recitals
Company.........................................................................           Preamble
Exchange Act....................................................................       Section 1.01
Existing Subscription Agreement.................................................           Recitals
FFC.............................................................................           Preamble
Financial Statements............................................................       Section 2.05
GAAP............................................................................       Section 2.05
Governmental Body...............................................................       Section 2.08
group...........................................................................       Section 1.01
IPO.............................................................................    Section 1.01(c)
Law.............................................................................    Section 2.02(b)
Liens...........................................................................    Section 2.02(b)
LLC Agreement...................................................................           Recitals
Material Adverse Effect.........................................................    Section 2.01(a)
New Common Units................................................................           Recitals
Notice of Financing Event.......................................................    Section 1.01(d)
Order...........................................................................       Section 2.10
Permitted Liens.................................................................       Section 2.13
person..........................................................................       Section 1.01
Preferred Units.................................................................           Recitals
Purchasers......................................................................           Preamble
Purchase Notice.................................................................    Section 1.01(e)
Put Units.......................................................................    Section 1.01(d)
Returns.........................................................................    Section 2.14(a)
Securities Act..................................................................     Section 1.01(c)
Taxes...........................................................................       Section 2.14
Taxing Authorities..............................................................       Section 2.14
Termination Date................................................................    Section 1.01(c)
Units...........................................................................           Recitals
WCAS............................................................................           Preamble

                                       iv

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
WCAS IX.........................................................................           Preamble

                  SUBSCRIPTION AGREEMENT, dated as of December 11, 2002 among ARDENT HEALTH SERVICES LLC, a Delaware limited liability company (the "Company"), Welsh, Carson, Anderson & Stowe IX, L.P. ("WCAS IX") and the several purchasers listed on Annex I hereto (collectively, "WCAS") and FFC Partners II, L.P. and related entities ("FFC"); and together with WCAS, each individually a "Purchaser" and collectively the "Purchasers".

                              W I T N E S S E T H:

                  WHEREAS, the Company engages in the business of owning medical/surgical hospitals and behavioral healthcare facilities and acquiring additional hospitals and facilities and other businesses related thereto (collectively, the "Business"):

                  WHEREAS, pursuant to the terms of (x) a Subscription Agreement, dated as of September 25, 2001 (the "Existing Subscription Agreement"), among the Company and the Purchasers and (y) a Subscription Agreement, dated as of September 25, 2001 (the "BA Subscription Agreement"), between the Company and BancAmerica Capital Investors I, L.P. ("BA"), each Purchaser has previously executed and delivered the Ardent Health Services LLC Limited Liability Company Agreement (as amended, modified or supplemented from time to time, the "LLC Agreement") pursuant to which each Purchaser received membership interests in the Company consisting of (i) common units ("Common Units"), and (ii) 8% cumulative redeemable preferred units ("Preferred Units") (said Common Units, together with the Preferred Units being hereinafter collectively called the "Units"), as set forth opposite the name of such Purchaser under the headings "Number of Common Units Held" and "Number of Redeemable Preferred Units Held" respectively on Annex A attached to the LLC Agreement;

                  WHEREAS, subject to the terms and conditions hereof, from time to time prior to the Termination Date, subject to the terms and conditions of
Section 1.01 hereof, the Purchasers may wish to purchase in the aggregate up to an additional 36,666,666 Common Units (the "New Common Units") to finance future acquisitions by the Company, capital expenditures, operating expenses and other general corporate purposes; and

                  WHEREAS, the Company wishes to issue, sell and deliver said New Common Units, all on the terms and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                      PURCHASE AND SALE OF NEW COMMON UNITS

                  SECTION 1.01 The Right to Purchase New Common Units. (a) The New Common Units shall be reserved for issuance by the Company from time to time pursuant to this Section 1.01 to the Purchasers.

                  (b) The maximum number of New Common Units that may be purchased by each Purchaser pursuant to this Subscription Agreement (as hereinafter defined) is set forth opposite the name of such Purchaser on Annex I hereto under the heading "Maximum Number of

New Common Units". It is understood that any purchase of New Common Units by each Purchaser on a Closing Date pursuant to this Section 1.01 shall be made pro rata among the Purchasers in proportion to the maximum amounts listed on Annex I hereto.

                  (c) The aggregate number of New Common Units available for purchase by the Purchasers on a Closing Date shall be reduced by the aggregate number of New Common Units purchased on any previous Closing Date. On the date (the "Termination Date") that is the earlier to occur of (i) such time as the Company (or its successor) shall have consummated an initial public offering of its equity securities registered under the Securities Act of 1933, as amended (the "Securities Act") (an "IPO") and (ii) a Change of Control (as defined hereafter), the number, if any, of New Common Units available for purchase hereunder, after taking into account all reductions thereof, shall no longer be subject to any of the provisions of this Section 1.01.

                  As used in this Section 1.01, the term "Change of Control" shall mean (i) a consolidation or merger of the Company with or into any other unrelated business entity (other than a merger in which the Company is the surviving business entity and which will not result in more man 50% of the units (or other securities) of the Company outstanding being owned of record or beneficially by persons other than the holders of such units or securities immediately prior to such merger), (ii) a sale of all or substantially all of the properties and assets of the Company, taken as a whole, in one transaction or a series of related transactions, to any "person" or "group" other than the Purchasers, or (iii) the acquisition by any "person" or "group" (other than the Purchasers and their respective affiliates) of voting units (or other securities) of the Company representing more than 50% of the voting power of all outstanding voting units (or other securities), whether by way of merger or consolidation or otherwise. The terms "person" and "group" shall have the meanings set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not applicable.

                  (d) At any time prior to the Termination Date, in the event that the Company desires to finance (w) acquisitions of medical/surgical hospitals or behavioral healthcare facilities, (x) capital expenditures for the business of the Company, including without limitation additional acquisitions,
(y) operating expenses or (z) other general corporate purposes, the Company shall, subject to the approval of its Board of Managers, on any such occasion, notify the Purchasers that it desires financing. Such notice (a "Notice of Financing Event") shall be in writing and shall specify (A) the terms and a general description of the proposed acquisition, development or corporate purpose intended to be financed by the Company, (B) the aggregate amount required to finance such project, (C) the aggregate number of New Common Units (the "Put Units") that would be required to be issued to each Purchaser to finance such project and (D) the date on which the applicable acquisition or other transaction is to be consummated.

                  (e) Within five business days after receipt of a Notice of Financing Event pursuant to paragraph (d) above, WCAS IX may elect, at its sole option, to require the Purchasers to purchase all or a portion of the Put Units by the delivery by WCAS IX of a notice to the Company and each of the other Purchasers (a "Purchase Notice") stating the number of Put Units to be purchased by each Purchaser (which number may, in the aggregate, be less than all of the Put Units) and the Closing Date for the issuance and sale of the Put Units. Upon receipt of a Purchase Notice, the Company shall be required to sell such number of Put Units to the

Purchasers, and each Purchaser shall be required to purchase its pro rata portion of such number of Put Units, in accordance with Section 1.02 below. It is understood and agreed that such number of Put Units indicated in such Purchase Notice will be allocated in accordance with the pro rata allocation provisions described in Section 1.01(b) above.

                  (f) It is understood and agreed that WCAS IX shall be entitled, in its sole discretion after consultation with the other Purchasers, to deliver a Purchase Notice to the Company on behalf of the Purchasers to purchase any remaining New Common Units pursuant to this Section 1.01 at any time during the 20-day period prior to the Termination Date, whether or not the Company shall have delivered a Notice of Financing Event

                  SECTION 1.02 Issuance and Sale of New Common Units. (a) In the event that WCAS IX shall have delivered a Purchase Notice to the Company as specified in Section 1.01(e) or (f) above, subject to the other terms and conditions of this Agreement, then, on the Closing Date specified in said Purchase Notice, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, as applicable, the number of New Common. Units specified in said Purchase Notice at. a purchase price equal to $4.50 per New Common Unit, and the Company shall cause Annex A to the LLC Agreement to be revised to reflect the issuance of the New Common Units being purchased by the Purchasers hereunder.

                  (b) As payment in full for the New Common Units being purchased by it hereunder, each Purchaser shall transfer by wire transfer to the account or accounts designated by the Company on each Closing Date an amount equal to the applicable purchase price per New Common Unit referred to in paragraph (a) above multiplied by the applicable number of New Common Units, as the case may be, to be purchased by such Purchaser.

                  SECTION 1.03 Closing Dates. Each closing of a sale and purchase of New Common Units shall take place at the offices of Reboul, MacMurray, Hewitt & Maynard, 45 Rockefeller Plaza, New York, New York 10111 at 10 a.m., New York time, on such date (which shall not be a day on which banking institutions in the State of New York are required or authorized to close) as shall be specified in any Purchase Notice, or at such other date and time as may be mutually agreed upon between the Purchasers and the Company (each such closing being herein called a "Closing" and each such date and time being herein called a "Closing Date").

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Purchasers as follows:

                  SECTION 2.01 Formation and Qualifications. (a) The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified in each jurisdiction in which the nature of its business or the ownership of its properties makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the properties, assets, condition (financial or otherwise), prospects, operating results or business of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company has all requisite limited liability company power and authority to own or lease and operate its properties and assets and to carry on its business as currently conducted.

                  (b) The Company has previously made available to each Purchaser or its counsel, upon its request, complete and correct copies of the Certificate of Formation and LLC Agreement of the Company, each as in effect on the date hereof.

                  (c) Except as set forth in Schedule 2.01 hereto, the Company does not own of record or beneficially, directly or indirectly, (i) any shares of capital stock or securities convertible into capital stock of any corporation or (ii) any participating interest in any other partnership, joint venture or other non-corporate business enterprise.

                  SECTION 2.02 Authorization of Agreements and Transactions. (a) The Company has all requisite limited liability company power to execute and deliver this Agreement and all ancillary agreements to which it is a party, and to perform its obligations hereunder and thereunder.

                  (b) The execution, delivery, and performance by the Company of this Agreement and the ancillary agreements to which it is a party have been duly authorized by all requisite limited liability company action on the part of the Company. Each of (i) the execution, delivery and performance by the Company of this Agreement and the ancillary agreements to which it is a party, (ii) the performance by the Company of its obligations hereunder and thereunder, (iii) and the contemplated sale, issuance and delivery by the Company of New Common Units will not violate any provision of law, any order of any court or other agency of government, ordinance, rule, regulation (each, a "Law") the Company's LLC Agreement, any provision of any indenture, agreement or other instrument to which the Company or any subsidiary is a party or by which it or any of its properties or assets is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever ("Liens") upon any of the properties or assets of the Company or any subsidiary, except where any such violation, conflict, breach or default would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the Company's ability to perform its obligations under this Agreement.

                  (c) When sold and paid for in accordance with this Agreement, the New Common Units will be validly issued, fully paid and nonassessable units of Common Units. In connection with the issuance, sale and delivery of the New Common Units, the Company is not subject to any preemptive rights of holders of Units of the Company or to any right of first refusal or other similar right in favor of any person or entity.

                  SECTION 2.03 Validity. This Agreement and each ancillary agreement to which the Company is a party has been duly executed and delivered by the Company and when executed by the other parties hereto will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws and to limitations on the availability of equitable remedies.

                  SECTION 2.04 Membership Interests. (a) On the date hereof, prior to the transactions contemplated herein, the authorized and outstanding membership interests in the Company consists of 28,835,597 Common Units and 28,161,796 Preferred Units as set forth on Schedule 2.04 hereto. All of such issued and outstanding Units were duly authorized and are validly issued and are fully paid and nonassessable and none of such Units were issued in violation of any preemptive rights of any member of the Company or any right of first refusal or other similar right in favor of any person. All of the issued and outstanding Units of membership interests in of the Company were offered, issued, and sold in compliance with applicable federal and state securities laws.

                  (b) Except as set forth on Schedule 2.04 hereto or as contemplated by this Agreement, the LLC Agreement, the Existing Subscription Agreement or the BA Subscription Agreement, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any Units or any membership interests or other equity interests of the Company or of any subsidiary is authorized or outstanding, (ii) there is not any commitment of the Company or any subsidiary to issue any Units, membership interests or other equity interests, warrants, options or other such rights or to distribute to holders of any class of the Company's or any subsidiary's membership interests or other equity interests, any evidences of indebtedness or assets and (iii) neither the Company nor any subsidiary has any obligation (contingent or other) to purchase, redeem or otherwise acquire any Units or membership interests or other equity interests or any interest therein or to pay any dividend or make any other distribution in respect thereof.

                  SECTION 2.05 Financial Statements. The Company has previously delivered to the Purchasers the unaudited balance sheet of the Company as of September 30, 2002 (the "Balance Sheet Date"), a copy of which is attached as
Schedule 2.05 (the "Balance Sheet"), and the audited balance sheets and statements of income as of and for the fiscal year ended December 31, 2001 (collectively with the Balance Sheet, the "Financial Statements". The Financial Statements (i) are consistent with and were derived from the Company's books and records as maintained by the Company in the ordinary course of business, (ii) were prepared in accordance with United States generally accepted accounting principals consistently applied ("GAAP") and (iii) fairly present the financial position of the Company and the results of its operations as of the dates and periods covered thereby, subject to normal, recurring year-end adjustments. To the Company's knowledge, since the Balance Sheet Date, no event has occurred which has or could reasonably be expected to have a Material Adverse Effect.

                  SECTION 2.06 Absence of Undisclosed Liabilities. Except as and to the extent (i) reflected or reserved against on the Balance Sheet, (ii) set forth on Schedule 2.06 or (iii) incurred since the Balance Sheet Date in the ordinary course of business and consistent with past practice, the Company has no material liabilities, debts or obligations of any kind or nature whatsoever.

                  SECTION 2.07 Absence of Certain Changes or Events. Since the Balance Sheet Date, except (i) as otherwise set forth on Schedule 2.07 or (ii) as otherwise expressly contemplated by this Agreement, the Company has not:

                  (a)      changed or amended its LLC Agreement;

                  (b) incurred any obligation, debt or liability in excess of $5,000,000, except trade payables and other business obligations incurred in the ordinary course of business and consistent with past practice;

                  (c) discharged or satisfied any Lien or paid any obligation, debt or liability in excess of $5,000,000, other than payment of obligations, debts or liabilities in the ordinary course of business and consistent with past practice;

                  (d) mortgaged, pledge or subjected to any Lien (other than (i) liens for taxes not yet due and payable, (ii) mechanics', carriers', workmen's, repairmen's or other like liens arising or incurred in the ordinary course of business and (iii) imperfections of title that do not detract from the value or impair the use of the property subject thereto (the Liens described in clauses, (i), (ii) and (iii) above being referred to herein as ("Permitted Liens");

                  (e) transferred, leased or otherwise disposed of any of its assets or properties except to persons for fair consideration in the ordinary course of business and consistent with past practice, or acquired any assets or properties, except from persons in the ordinary course of business consistent with past practice;

                  (f) made any loan or investment of a capital nature in excess of $5,000,000, whether by purchase of stock or securities, contributions to capital, property transfers or otherwise, in any partnership, corporation or other entity or person;

                  (g) cancelled or compromised any debt or claim, other than debts of or claims against persons in the ordinary course of business consistent with past practice;

                  (h) waived or released any rights of value in excess of $5,000,000;

                  (i) made or granted any wage, salary or benefit increase or bonus payment applicable to any group or classification of employees generally other than any such increase or bonus payment made or granted in the ordinary course of business consistent with past practice;

                  (j) entered into any agreement or commitment to take any action described in this Section 2.07.

                  SECTION 2.08 Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, no registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality (each, a "Governmental Body") is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement and any ancillary agreement to which the Company is a party, or the issuance, sale and delivery by the Company of the New Common Units.

                  SECTION 2.09 Offering of the New Common Units. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the New Common Units or any similar securities of the Company has offered any such securities for sale to, or solicited any offers to buy any such securities from, or otherwise approached or negotiated with respect thereto with, any person or persons, under circumstances that involved the use of any form of general advertising or solicitation as such terms are defined in Regulation D of the Securities Act; and, assuming the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, neither the Company nor any person acting on the Company's behalf has taken or will take any action (including, without limitation, any offer, issuance or sale of any securities of the Company under circumstances which would require the integration of such transactions with the sale of the New Common Units under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder) which would subject the offering, issuance or sale of the New Common Units to the Purchasers to the registration provisions of the Securities Act.

                  SECTION 2.10 Litigation and Proceedings; Orders, (a) Except as set forth in Schedule 2.10, there are no pending or, to the knowledge of the Company, threatened litigations, claims, actions, suits, proceedings or investigations by or against or affecting the Company or any of its properties or assets which, if adversely determined, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its properties or assets is subject to any order, writ, judgment, decree, consent decree, injunction, award, settlement agreement, stipulation, ruling or subpoena (each an "Order") of any Governmental Body. To the knowledge of the Company, there is no basis for any other claim, action, suit, proceeding or investigation which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

                  (b) There are no claims, actions, suits, proceedings or investigations pending before or by any court, arbitrator, regulatory authority or government agency against or affecting, the Company that could reasonably be expected to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

                  SECTION 2.11 Compliance With Contracts. Except as set forth in
Schedule 2.11, the Company is not in default (with or without notice or the passage of time or both) under, and the Company has not received written notice that (and is not otherwise aware that) any other party is in default (with or without notice or the passage of time or both) under, any agreement, mortgage, note, indenture, deed of trust, loan or credit agreement, contract, lease, license, permit or other instrument to which the Company is a party or is otherwise bound or by which any of its properties or assets is bound, except to the extent such default could not reasonably be expected to have a Material Adverse Effect.

                  SECTION 2.12 Compliance with Laws; Permits. Since its formation the Company has complied with, and the Company is currently in compliance with, any Law applicable to the Company, except to the extent its noncompliance with any such Law does not or could not reasonably be expected to have a Material Adverse Effect, and the Company has obtained all permits, authorizations, approvals, registrations, accreditations, variances and licenses required thereby which are necessary to the conduct of its business as now conducted and as presently proposed to be conducted.

                  SECTION 2.13 Taxes. (a) Except as set forth on Schedule 2.13,
(i) the Company and any affiliated group, within the meaning of Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), of which the Company is or has been a member, has filed or caused to be filed in a timely manner (within any applicable extension periods) all material tax returns, reports, declarations, statements and forms (collectively, "Returns") required to be filed by the Code or by applicable state, local or foreign tax laws, (ii) all Taxes shown to be due on such returns, reports and forms or required to be paid in respect of the periods covered by such returns, reports and forms have been timely paid in full or will be timely paid in full by the due date thereof, and
(iii) no material tax Liens have been filed and no material claims are being asserted in writing or, to the knowledge of the Company, threatened with respect to any Taxes.

                  For purposes of this Agreement, "Taxes" means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use ad valorem, value added, transfer, franchise, profits, license, withholding on amounts paid or received, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit taxes, custom duties or other taxes, unclaimed property assessments, governmental fees or other like assessments or charges of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed on the Company by any governmental authority responsible for the imposition of any such taxes (domestic or foreign) ("Taxing Authorities"), (ii) liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined or unitary group, or being a party to any agreement or arrangement whereby liability for payments of such amounts was determined or taken into account with reference to the liability of any other person for any period prior to the Closing Date and (iii) liability with respect to the payment of any amounts described in clause (i) as a result of any express or implied obligation to indemnify any other person.

                  (b) Except as set forth on Schedule 2.13, none of the Company or its affiliates has ever, with respect to the Company, (i) requested or received a tax ruling (other than a determination with respect to a qualified employee benefit plan) or entered into a legally binding agreement (such as a closing agreement) with any Taxing Authority, which ruling or agreement could have a material effect on the Taxes of the Company on or after the Closing Date or (ii) filed any election or caused any deemed election under Section 338 of the Code, or any similar state or local provision.

                  SECTION 2.14 Brokers' or Finders' Fees. All negotiations relative to this Agreement and any ancillary agreements and the transactions contemplated hereby and thereby and were carried on by the Company directly with the Purchasers and their affiliates without the intervention of any other person on behalf of any Company in such manner as to give rise to any valid claim by any other person for a finder's fee, advisory fee, investment banking fee, brokerage commission or similar payment other than pursuant to a Professional Services Fee Agreement, dated as of the date hereof, by and between the Company and WCAS Management Corporation.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

                  Each Purchaser represents and warrants to the Company, severally and not jointly, as follows:

                  SECTION 3.01 Authorization. The execution, delivery and performance by such Purchaser of this Agreement and the purchase and receipt by such Purchaser of the New Common Units being purchased by it hereunder have been duly authorized by all requisite action on the part of such Purchaser, and will not violate any provision of law, any order of any court or other agency of government applicable to such Purchaser, or any provision of any indenture, agreement or other instrument by which such Purchaser or any of such Purchaser's properties or assets are bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

                  SECTION 3.02 Validity. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

                  SECTION 3.03 Investment Representations. (a) Such Purchaser is acquiring the New Common Units for its own account, for investment, and not with a view toward the resale or distribution thereof in violation of applicable law.

                  (b) Such Purchaser understands that it must bear the economic risk of its investment for an indefinite period of time because the New Common Units are not registered under the Securities Act or any applicable state securities laws, and may not be resold unless subsequently registered under the Securities Act and such other laws or unless an exemption from such registration is available.

                  (c) Such Purchaser is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment in the New Common Units being purchased by it for an indefinite period of time. Such Purchaser has had the opportunity to ask questions of, and receive answers from, officers of the Company with respect to the business and financial condition of the Company and the terms and conditions of the offering of the New Common Units and to obtain additional information necessary to verify such information, or can acquire it without unreasonable effort or expense.

                  (d) Such Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the New Common Units. Such Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D under the Securities Act with respect to its purchase of the New Common Units, and that if such Purchaser is a partnership, it has not been formed solely for the purpose of purchasing the New Common Units it is purchasing hereunder (unless each of the partners of such partnership is an accredited investor).

                  SECTION 3.04 Governmental Approvals. No registration or filing with, or consent or approval of, or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary by such Purchaser for the valid execution, delivery and performance of this Agreement, other than, if applicable, compliance with the requirements of the HSR Act.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                  SECTION 4.01 Conditions Precedent to the Obligations of the Purchasers with Respect to Each Closing. The obligation of each Purchaser to purchase and pay for the New Common Units being purchased by it on each Closing Date is, at its option, subject to the satisfaction or waiver in writing at or prior to each Closing of the following conditions:

                  (a) Consummation of Each Prior Closing. On each prior Closing Date, the Company shall have issued and sold the New Common Units being issued and sold on such Closing Date.

                  (b) Preliminary Documentation. If applicable, a Notice of Financing Event shall have been given and shall have been delivered to the Purchasers pursuant to Section 1.01(d).

                  (c) Accuracy of Representations and Warranties. The representations and warranties of the Company set forth in Article III shall be true and correct in all material respects on and as of the Closing Date as though made at and as of that date (except for those representations and warranties that specifically relate to an earlier date, which shall be true and correct in all material respects as of such earlier date), and the Company shall have so certified to such effect to the Purchasers in writing.

                  (d) Performance. The Company shall have performed and complied in all material respects with all terms, agreements, covenants and conditions contained herein required to be performed or complied with by it prior to or at the Closing, and the Company shall have certified to such effect to the Purchasers in writing.

                  (e) No Material Adverse Change. There shall not have occurred since the Balance Sheet Date any undisclosed liabilities as described in Section 2.06 or any event which, in each case, could reasonably be expected to have a Material Adverse Effect, and the Company shall have certified to such effect to the Purchasers in writing.

                  (f) All Proceedings to Be Satisfactory. All proceedings to be taken by the Company and all waivers and consents to be obtained by the Company in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Purchasers and their counsel, and the Purchasers and said counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (g) Supporting Documents. On or prior to the Closing Date the Purchasers and their counsel shall have received copies of the following supporting documents:

                  (i) (x) copies of the Certificate of Formation of the Company, and all amendments thereto, certified as of a recent date by the Secretary of State of the State of Delaware, and
                  (y) a certificate of said Secretary dated as of a recent date as to the due formation and good standing of the Company and listing all documents of the Company on file with said Secretary;

                  (ii) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying
                  (w) that attached thereto is a true and complete copy of the Limited Liability Company Agreement of the Company as in effect on the date of such certification; (x) that attached thereto is a true and complete copy of resolutions adopted by the Board of Managers of the Company authorizing the execution, delivery and performance of this Agreement and the issuance, sale and delivery of the New Common Units, and that all such resolutions are still in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (y) that the Certificate of Formation of the Company has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (h)(i)(x) above; and
                  (z) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, and the certificates representing the New Common Units and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this paragraph (ii); and

                  (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel may reasonably request.

                  All such documents shall be satisfactory in form and substance to the Purchasers and their counsel.

                  (h) Consents. The Company shall have obtained all consents required to be obtained pursuant to Section 5.01 hereof.

                  (i) Opinion of Counsel. The Purchasers shall have received from Reboul, MacMurray, Hewitt & Maynard (or such other counsel satisfactory to the Purchasers) an opinion dated such Closing Date confirming the opinion delivered by such counsel substantially in the form annexed hereto as Annex II, with such other changes as may be required as a result of the transactions contemplated by this Agreement.

                  SECTION 4.02 Conditions to the Obligations of the Company with Respect to Each Closing. The obligations of the Company to issue and sell the New Common Units on each Closing Date are, at its option, subject to the satisfaction or waiver in writing at or prior to each Closing of the following conditions:

                  (a) Consummation of Each Prior Closing. On each prior Closing Date, the Purchasers shall have purchased and paid for the New Common Units being issued and sold on such Closing Date.

                  (b) Accuracy of Representations and Warranties. The representations and warranties of a Purchaser set forth in Article III shall be true and correct in all material respects on and as of the Closing Date as though made at and as of that date (except for those representations and warranties that specifically relate to an earlier date, which shall be true and correct in all material respects as of such earlier date).

                  (c) Performance. Each Purchaser shall have performed and complied in all material respects with all terms, agreements, covenants and conditions contained herein required to be performed or complied with by it prior to or at the Closing.

                  (d) All Proceedings to Be Satisfactory. All corporate, partnership or other proceedings to be taken by each Purchaser and all waivers and consents to be obtained by such Purchaser in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to the Company's counsel.

                                   ARTICLE V

                                   COVENANTS

                  SECTION 5.01 Consents and Approvals. Prior to each Closing Date the Company shall promptly apply for or otherwise seek and use its best efforts to obtain all authorizations, consents, waivers and approvals (whether by or from any person, entity, court or governmental agency or authority) as may be required in connection with the consummation of this Agreement and the transactions contemplated hereby.

                  SECTION 5.02 Compliance with Laws. The Company shall comply, and shall cause each of its subsidiaries to comply, with all applicable laws, rules, regulations and orders, the noncompliance with which could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Company's ability to perform its obligations under this Agreement.

                  SECTION 5.03 Notice of Certain Events. The Company shall give the Purchasers prompt notice of (i) the occurrence, or failure to occur, of any event that the Company believes would be likely to (x) cause any of the representations or warranties of the Company contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof,
(y) cause any covenant, condition or agreement contained in this Agreement not to be complied with or satisfied in any material respect or (z) result in any Material Adverse Effect, (ii) any failure of the Company, or any officer, director, employee or agent thereof, to comply in any material respect with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it hereunder, (iii) any event of default under any agreement with respect to indebtedness for borrowed money or a purchase money obligation, and any event which, upon notice or lapse of time or both, would constitute such an event of default, that would permit the holder of such indebtedness or obligation to accelerate the maturity thereof, (iv) any claim, action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency which, if adversely determined, would materially impair the ability of the Company to carry on its business substantially as now or then conducted.

                  SECTION 5.04 Use of Proceeds. The Company shall use the proceeds from the sale of the New Common Units hereunder for working capital and general company purposes, including duly authorized and approved acquisitions by the Company.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  SECTION 6.01 Expenses, Etc. The Company shall pay its own expenses and all fees and expenses of the Purchasers incident to the negotiation, preparation and execution of this Agreement, including the fees and expenses of counsel, accountants or other advisors.

                  SECTION 6.02 Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the New Common Units pursuant hereto and all statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

                  SECTION 6.03 Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

                  SECTION 6.04 Notices. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or by overnight courier or duly sent by first class certified mail, postage prepaid, or by facsimile addressed to such party at the address or facsimile number set forth below:

                  if to the Company, to:

                           Ardent Health Services LLC
                           102 Woodmont Boulevard
                           Suite 800
                           Nashville, TN 37205
                           Facsimile: (615)843-3419
                           Attention: General Counsel

                  if to any party who is a member of WCAS, to such party at:

                           c/o Welsh, Carson, Anderson & Stowe

                           320 Park Avenue
                           Suite 2500
                           New York, NY 10022
                           Facsimile: (212) 893-9575
                           Attention: Mr. Russell L. Carson

                  if to FFC,to:

                           FFC Partners II, L.P.
                           The Mill
                           10 Glenville Street
                           Greenwich, CT 06831
                           Facsimile: (203) 532-8016
                           Attention: Mr. Carlos Ferrer

                  with a copy to:

                           Reboul, MacMurray, Hewitt & Maynard
                           45 Rockefeller Plaza
                           New York, NY 10011
                           Facsimile: (212) 841-5725
                           Attention: Othon A. Prounis, Esq.

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other parties hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal or courier delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing and (c) in the case of facsimile, when received.

                  SECTION 6.05 Entire Agreement; Modifications. This Agreement (including the Annexes and Schedules hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by each party hereto.

                  SECTION 6.06 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  SECTION 6.07 Assignment. This Agreement may not be assigned by the Company or the Purchasers without the prior written consent of the Company and each of the Purchasers.

                  SECTION 6.08 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                   *********

                  IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.

                                        ARDENT HEALTH SERVICES LLC

                                        By: /s/ William P. Barnes
                                            ------------------------------------
                                            Name: William P. Barnes
                                            Title: Sr. Vice President and Chief
                                                   Financial Officer

                           PURCHASERS:

                           WELSH, CARSON, ANDERSON &
                           STOWE IX, L.P.

                           By: WCAS IX Associates, L.L.C.,
                                General Partner

                           By: /s/ Jonathan M. Rather
                               -------------------------------------------------
                               Name:  Jonathan M. Rather
                               Title: Managing Member

                           John Almeida
                           Bruce K. Anderson
                           Russell L. Carson
                           Anthony J. de Nicola
                           Michael Donovan
                           Michael Gerstner
                           IRA - f/b/o Jon Clark
                           IRA - f/b/o James R. Mathews
                           IRA - f/b/o Jonathan M. Rather
                           Eric J. Lee
                           D. Scott Mackesy
                           Thomas E. McInerney
                           Robert A. Minicucci
                           Paul B. Queally
                           Sanjay Swani
                           Sean Traynor
                           Patrick J. Welsh

                           By: /s/ Jonathan M. Rather
                               -------------------------------------------------
                               Jonathan M. Rather, Individually and
                               as Attorney-in-Fact

                           WCAS HEALTHCARE PARTNERS, L.P.

                           By: WCAS HP Partners, General Partner

                           By: /s/ Jonathan M. Rather
                               -------------------------------------------------
                               Jonathan M. Rather, Attorney-in-Fact

                           FFC PARTNERS IL, L.P.

                           By: FFC GP II, LLC, General Partner

                           By: /s/ Carlos Ferrer
                               -------------------------------------------------
                               Name: Carlos Ferrer
                               Title: Member

                           FFC EXECUTIVE PARTNERS II, L.P.

                           By: FFC EXECUTIVE GP II, LLC as
                               General Partner

                           BY: /s/ Carlos Ferrer
                               -------------------------------------------------
                              Name: Carlos Ferrer
                              Title: Member

                                                                  EXECUTION COPY

                     AMENDMENT, JOINDER AND WAIVER AGREEMENT

                  AMENDMENT, JOINDER AND WAIVER AGREEMENT, dated as of February 7, 2003 (the "Amendment"), entered into in connection with the Subscription Agreement, dated as of December 11, 2002 (as amended, supplemented or otherwise modified from time to time, the "Subscription Agreement", among Ardent Health Services LLC (the "Company"), Welsh, Carson, Anderson & Stowe IX, L.P. ("WCAS IX") and the several purchasers (other than WCAS IX) listed under the caption "WCAS Purchasers" on Annex I thereto (collectively, "WCAS") and FFC Partners II, L.P. and related entities (collectively, "FFC": and together with WCAS, each individually an "Original Purchaser" and collectively the "Original Purchasers").

                                   WITNESSETH:

                  WHEREAS, subject to the terms and conditions of the Subscription Agreement, each Original Purchaser agreed to purchase from time to time common units of the Company ("Common Units"), up to a maximum number set forth opposite its name under the heading "Initial Maximum Number of New Common Units" on Annex I hereto;

                  WHEREAS, the Original Purchasers have already purchased an aggregate of 24,444,446 Common Units (the "Purchased Units") pursuant to the Subscription Agreement;

                  WHEREAS, the Original Purchasers wish to amend Annex I of the Subscription Agreement and reallocate the current maximum number of outstanding Common Units that may be purchased by the Original Purchasers, giving effect to the prior Purchased Units and substitution of certain Original Purchasers with the New WCAS Purchasers (as defined below);

                  WHEREAS, the New Purchaser (as defined below) wishes to (i) join the Subscription Agreement and purchase up to 2,222,222 Common Units (the "New Purchaser Units") and (ii) in order to catch up on a pro rata basis with the prior sale and issuance by the Company to the Original Purchasers of the Purchased Units, purchase 1,481,481 of such New Purchaser Units (the
"Catch-up Units") on the date hereof;

                  WHEREAS, the Company and Original Purchasers are willing to
(i) consent to the joinder by the New Purchaser and each New WCAS Purchaser to, and in connection therewith amend the provisions of, the Subscription Agreement,
(ii) amend the allocations on Annex I of the Subscription Agreement and (iii) in the case of the Company, issue and sell to the New Purchaser the Catch-up Units, all in the manner and upon the terms set forth below;

                  NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereto agree as follows:

                  1. Definitions. All capitalized terms used herein but not defined have the meanings attributed to them in the Subscription Agreement.

                  2. Joinder; Consent; Waiver. (a) Each of the undersigned entities and persons listed on the signature pages hereto under the captions "New Purchaser" (the "New Purchaser") and "New WCAS Purchasers" (the "New WCAS Purchasers") hereby acknowledges that he, she or it has received and reviewed copies (in execution form) of the Subscription Agreement, and agrees to (i) join the Subscription Agreement as a "Purchaser", (ii) be bound by, and hereby confirms, all covenants, agreements, consents, submissions, appointments and acknowledgements attributable to a Purchaser in the Subscription Agreement and
(iii) perform all obligations required of it as a Purchaser by the Subscription Agreement.

                           (b) Each of the Company and the Original Purchasers
consents, upon the terms and conditions set forth herein, to the joinder of the New Purchaser and each New WCAS Purchaser to the Subscription Agreement.

                           (c) Each of WCAS, FFC and the New Purchaser waives
any "Co-Purchase Rights" it has or may have had, pursuant to the letter, dated as of September 25, 2001, by and among the WCAS, FFC and the New Purchaser, in connection with the sale by the Company of the Purchased Units or Catch-up Units.

                  3. Amendments. (a) The first paragraph of the Subscription Agreement is hereby amended by deleting the text "and the several purchasers listed on Annex I hereto" appearing therein and inserting in lieu thereof the text 'and the several purchasers (other than WCAS IX) listed under the caption "WCAS Purchasers" on Annex I hereto'.

                           (b) The definition of "New Common Units" appearing in
the third paragraph of the Preamble to the Subscription Agreement is hereby amended by deleting the text "36,666,666 Common Units" appearing therein and inserting in lieu thereof the text "38,888,888 Common Units".

                           (c) Section 4.01(c) of the Subscription Agreement is
hereby amended by deleting the text "Article III" appearing therein and inserting in lieu thereof the text "Article II".

                           (d) Section 6.05 of the Subscription Agreement is
hereby amended by deleting it in its entirety and inserting in lieu thereof the following:

                  "SECTION 6.05. Entire Agreement; Modifications. This Agreement (including the Annexes and Schedules hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the Company, WCAS IX and each other Purchaser (other than WCAS)."

                           (d) Annex I of the Subscription Agreement is hereby
amended by deleting it in its entirety and inserting in lieu thereof Annex I attached hereto.

                  4. Purchase and Sale of Catch-up Units. Subject to the accuracy of the representations and warranties in Section 5 below and the fulfillment (or waiver at the option of the New Purchaser) of each of the conditions set forth in Section 4.01 of the Subscription Agreement, on the date hereof the Company shall issue and sell to the New Purchaser, and the New Purchaser shall purchase from the Company, the Catch-up Units at a purchase price equal to $4.50 per Catch-up Unit, and the Company shall cause Annex A to the LLC Agreement to be revised to reflect the issuance of the Catch-up Units. As payment in full for the Catch-up Units, the New Purchaser shall transfer, by wire transfer to the account or accounts designated by the Company on the date hereof, $6,666,664.50; provided, that, the purchase and sale of the Catch-up Units shall be deemed to be a Closing under the Subscription Agreement and subject to all applicable terms and conditions thereof; provided, further, that the Original Purchasers, New Purchaser and New WCAS Purchasers agree to waive the requirements of Section 4.01(i) of the Subscription Agreement with respect to any Closing thereunder.

                  5. Representations and Warranties. The New Purchaser and each New WCAS Purchaser hereby represents and warrants that the representations and warranties with respect to it contained in, or made or deemed made by it in
Article III of the Subscription Agreement are true and correct on the date hereof.

                  6. Expenses, Etc. The Company shall pay its own expenses and all fees and expenses of the New Purchaser and New WCAS Purchasers incident to the negotiation, preparation and execution of this Amendment, including the fees and expenses of counsel, accountants or other advisors.

                  7. Notice. For purposes of Section 6.04 of the Subscription Agreement, the address for WCAS shall be the address used for notices to the New WCAS Purchasers, and the following address shall be used for notices to the New Purchaser:

                           BancAmerica Capital Investors I, L.P.
                           100 North Tryon Street, Suite 2500
                           Charlotte, NC 28255
                           Attention: Mr. Walker Poole
                           Facsimile: (704) 386-6432

                  8. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                    ********

                  IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                           New Purchaser:

                           BANCAMERICA CAPITAL INVESTORS I, L.P.

                           By: BancAmerica Capital Management I, L.P., its general partner

                           By: BACM I GP, LLC, its general partner

                           By: /s/ Walker L. Poole
                               -------------------------------------------------
                               Name: Walker L. Poole
                               Title: Managing Director

                           New WCAS Purchasers:

                           John Clark

                           By: /s/  Jonathan M. Rather
                               -------------------------------------------------
                               Jonathan M. Rather, Individually
                               and as Attorney-in-Fact

                           WCAS MANAGEMENT CORPORATION

                           By: /s/ Jonathan M. Rather
                               -------------------------------------------------
                               Name: Jonathan M. Rather
                               Title: Treasurer

The Company:

ARDENT HEALTH SERVICES LLC

By: /s/ William P. Barnes
    -------------------------------
    Name: William P. Barnes
    Title: Sr. Vice President and
           Chief Financial Officer

The Original Purchasers:

WELSH, CARSON, ANDERSON &
STOWE IX, L.P.

By: WCAS IX Associates, L.L.C.,
    General Partner

By: /s/ Jonathan M. Rather
    -----------------------
    Name: Jonathan M. Rather
    Title: Managing Member

John Almeida
Bruce K. Anderson
Russell L. Carson
Anthony J. de Nicola
Michael Donovan
Michael Gerstner
IRA - f/b/o John Clark
IRA - f/b/o James R. Mathews
IRA - f/b/o Jonathan M. Rather
Eric J. Lee
D. Scott Mackesy
Thomas E. McInerney
Robert A. Minicucci
Paul E. Queally
Sanjay Swani
Sean Traynor
Patrick J. Welsh

By: /s/ Jonathan M. Rather
    --------------------------------
    Jonathan M. Rather, Individually
    and as Attorney-in-Fact

By: /s/ Jonathan M. Rather
    -------------------------------
    Jonathan M. Rather, Individually
    and as Attorney-in-Fact

WCAS HEALTHCARE PARTNERS, L.P.

By: WCAS HP Partners, General Partner

By: /s/ Jonathan M. Rather
    ------------------------------------------
    Name: Jonathan M. Rather, Attorney-in-Fact

FFC PARTNERS II, L.P.

By: FFC GP II, LLC, General Partner

BY: /s/ Carlos Ferrer
    ---------------------------------
    Name: Carlos Ferrer
    Title: Member

FFC EXECUTIVE PARTNERS II, L.P.

By: FFC EXECUTIVE GP II, LLC as General Partner

By: /s/ Carlos Ferrer
    ------------------------------------
    Name: Carlos Ferrer
    Title: Member

                                     ANNEX I

                             [Intentionally Omitted]